UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PetIQ, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V46787-P10307 PETIQ, INC. 2024 Annual Meeting Vote by June 6, 2024 11:59 PM ET You invested in PETIQ, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 7, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PETIQ, INC. 230 E. RIVERSIDE DR. EAGLE, ID 83616 Vote in Person at the Meeting* June 7, 2024 9:00 AM MDT PetIQ, Inc. Corporate Headquarters 230 E. Riverside Dr. Eagle, ID 83616

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V46788-P10307 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect five directors, each to serve until the annual meeting next succeeding their election and until their successor is elected and qualified. Nominees: 1a. McCord Christensen For 1b. Allan Hall For 1c. Kimberly Lefko For 1d. Sheryl O’Loughlin For 1e. Kenneth Walker For 2. To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. To approve, on an advisory, non-binding basis, the compensation of our named executive officers. For 4. To approve the PetIQ, Inc. 2024 Omnibus Incentive Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.